UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 20, 2014 (May 20, 2014)

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-14956 (Commission File Number)	98-0448205 (I.R.S Employer Identification No.)

2150 St Elzear Blvd, West

Laval, Quebec H7L 4A8

Canada

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (514) 744-6792

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of the 2014 Omnibus Incentive Plan

On May 20, 2014, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Valeant Pharmaceuticals International, Inc. (the “Company”), the Company’s shareholders approved the Company’s 2014 Omnibus Incentive Plan (the “2014 Omnibus Plan”), which will replace the Company’s 2011 Omnibus Incentive Plan for future equity awards granted by the Company. The 2014 Omnibus Plan previously had been approved by the Company’s Board of Directors, subject to approval by the Company’s shareholders at the Annual Meeting.

A summary of the 2014 Omnibus Plan is set forth in the Company’s Management Proxy Circular and Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2014 (the “Proxy Statement”). That summary and the foregoing description of the 2014 Omnibus Plan are qualified in their entirety by reference to the text of the 2014 Omnibus Plan, which was filed as Exhibit B to the Proxy Statement, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 20, 2014 the Company held its Annual Meeting of Shareholders. At the Annual Meeting, the shareholders of the Company voted on the following four proposals, each of which is described in detail in the Management Proxy Circular and Proxy Statement. The results of each matter voted upon are as follows:

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors:

Name	For	Withheld	Broker Non-Votes
Ronald H. Farmer	251,288,239	908,255	21,179,009
Colleen A. Goggins	251,712,817	483,677	21,179,009
Robert A. Ingram	249,639,221	2,557,273	21,179,009
Anders Lönner	251,650,643	545,851	21,179,009
Theo Melas-Kyriazi	251,423,599	772,895	21,179,009
J. Michael Pearson	246,575,385	5,621,109	21,179,009
Robert N. Power	250,186,656	2,009,838	21,179,009
Norma A. Provencio	251,604,073	592,421	21,179,009
Howard B. Schiller	238,521,290	13,675,204	21,179,009
Katharine B. Stevenson	250,315,363	1,881,131	21,179,009

Proposal No. 2: Advisory Vote on Executive Compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement.

For	Against	Abstain	Broker Non-Votes

247,601,173	4,059,394	535,927	21,179,009

Proposal No. 3: Appointment of the Independent Registered Public Accounting Firm. The shareholders appointed PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2015 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditors’ remuneration.

For	Withhold	Broker Non-Votes

272,250,719	1,124,784	0

Proposal No. 4: Adoption of the Company’s 2014 Omnibus Incentive Plan. The shareholders approved the 2014 Omnibus Incentive Plan and ratified and approved the grants of 320,033 share units and 180,000 options which were made subject to the shareholder approval of the 2014 Omnibus Plan.

For	Against	Abstain	Broker Non-Votes

236,756,255	14,837,882	602,357	21,179,009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

Date: May 20, 2014	By:	/s/ Robert Chai-Onn
Robert Chai-Onn
Executive Vice President, General Counsel and Chief Legal Officer, Head of Corporate and Business Development